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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                NOVEMBER 13, 2001


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

  STATE OR OTHER               COMMISSION                IRS EMPLOYER
   JURISDICTION               FILE NUMBER:              IDENTIFICATION
 OF INCORPORATION:                                          NUMBER:

     DELAWARE                    0-20766                  76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (b)   Exhibits.
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                  99.1  November 13, 2001 Investor Conference Presentation.

ITEM 9.

      On November 13, 2001, Stephen L. Way, Chairman and Chief Executive Officer of HCC Insurance Holdings, Inc. ("HCC") delivered a presentation at an investors' conference. Text materials related to such presentation are attached as Exhibit 99.1 and are also available at HCC's website at www.hcch.com.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 13, 2001                 HCC INSURANCE HOLDINGS, INC.


                                          By: /s/ CHRISTOPHER L. MARTIN
                                             ---------------------------------
                                              Christopher L. Martin
                                              Vice President and General Counsel
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                                  EXHIBIT INDEX


Exhibits.
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          99.1   November 13, 2001 Investor Conference Presentation.